Exhibit 10.4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 10

to

Purchase Agreement Number 03784

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of February 8, 2016 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number 3784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** as follows:

(i)	Boeing and Customer agree to *** aircraft to the Purchase Agreement as identified in Figure 1 below.

Figure 1
Delivery Month
***

(ii)	Such firm *** aircraft incorporated into the Purchase Agreement shall be defined as Firm 737-*** Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Supplemental Exhibits, and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (denoted by “SA-10”).

1.2 Table 1C entitled “Aircraft Information Table” (identified by “SA-10”) is added to the Purchase Agreement.

UAL-PA-03784	SA-10	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 10 to

Purchase Agreement PA-03784

1.3 Supplemental Exhibit BFE3 entitled “BFE Variables for Firm 737-*** Aircraft” (identified by “SA-10”) is added to the Purchase Agreement.

1.4 Exhibit A-2 entitled “Exhibit A-2 Aircraft Configuration Firm 737-*** Aircraft” (identified by “SA-10”) is added to the Purchase Agreement.

1.5 Letter Agreement UAL-PA-03784-LA-1600041 titled “Special Matters – Firm 737-*** Aircraft” is added to the Purchase Agreement.

2.	Revisions to the Purchase Agreement:

2.1 The following reference to “Table 1” in the Purchase Agreement and associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement are now deemed to be replaced per Figure 2 as follows:

Figure 2
Document	Original Reference	Replacement Reference
Purchase Agreement Basic Articles	Reference to “Table 1” (i) Opening Paragraph 1 (ii) Article 2 (iii) Article 3.1 (iv) Article 5.1	“Table 1A, Table 1B and Table 1C”

2.2 Boeing and Customer agree that Section 8 of Letter Agreement 6-1162-KKT-080 shall no longer apply to the Firm 737-*** Aircraft.

2.3 If Boeing or Customer determine that amendments described in Figure 2 of this Supplemental Agreement No. 10 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

3.	Miscellaneous:

3.1 For the avoidance of doubt, Boeing and Customer agree that the provisions of Letter Agreement UAL-PA-03784-LA-1207881 apply to the Firm 737-*** Aircraft. The parties acknowledge that all SPE suppliers have previously been selected by Customer so that the provisions of Section 2.1 have already been satisfied by Customer.

3.2 Boeing and Customer agree ***.

The rest of this page is left intentionally blank.

UAL-PA-03784	SA-10	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 10 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President – Finance and acting Chief Financial Officer
Title	Title

UAL-PA-03784	SA-10	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	Aircraft Information Table – 737-***	SA-8
1B.	Aircraft Information Table – 2016 737NG Aircraft	SA-9
1C.	Aircraft Information Table –Firm 737-*** Aircraft	SA-10

EXHIBITS
A.	Aircraft Configuration – 737-***
A1.	Aircraft Configuration – 2016 737NG Aircraft	SA-9
A2.	Aircraft Configuration – Firm 737-*** Aircraft	SA-10
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-9
BFE1.	BFE Variables for 737-*** Aircraft	SA-1
BFE2.	BFE Variables for 2016 737NG Aircraft	SA-9
BFE3.	BFE Variables for Firm 737-*** Aircraft	SA-10
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 03874	TABLE OF CONTENTS, Page 1 of 3	SA-10
BOEING/UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS, CONTINUED
SA NUMBER
LETTER AGREEMENTS
UAL-PA-03784-LA-1207868	Performance Guarantees
UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning
UAL-PA-03784-LA-1207871	Special Matters
UAL-PA-03784-LA-1207878	Demonstration Flight Waiver
UAL-PA-03784-LA-1207879R2	*** Aircraft ***	SA-9
UAL-PA-03784-LA-1207879R3	2016 737NG *** Aircraft	SA-9
UAL-PA-03784-LA-1207881	Seller Purchased Equipment 737-***
	Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881	SA-9
UAL-PA-03784-LA-1208155R2	*** Matters 737-*** and 2016 737NG Aircraft	SA-9
UAL-PA-03784-LA-1208156R1	*** for the 737NG Aircraft	SA-9
	Attachment A: ***	SA-9
	Attachment B1: ***	SA-9
	Attachment B2: ***	SA-9
UAL-PA-03784-LA-1208172	***
UAL-PA-03784-LA-1208173	***	SA-1
UAL-PA-03784-LA-1208169	737 Production Adjustments
UAL-PA-03784-LA-1208938	Privileged and Confidential Matters
UAL-PA-03784-LA-1208939	Aircraft Model ***
UAL-PA-03784-LA-1209115	***
UAL-PA-03784-LA-1300306	Aircraft Reschedule – January 2014 to February 2014	SA-2
UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	SA-5
UAL-PA-03784-LA-1504843	Open Matters – 2016 737NG Aircraft	SA-9
UAL-PA-03784-LA-1504844	Special Matters – 2016 737NG Aircraft	SA-9
UAL-PA-03784-LA-1600041	Special Matters – Firm 737-*** Aircraft	SA-10

P.A. 03874	TABLE OF CONTENTS, Page 2 of 3	SA-10
BOEING/UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	September 27, 2012

Supplemental Agreement No. 2	March 1, 2013

Supplemental Agreement No. 3	June 27, 2013

Supplemental Agreement No. 4	September 11, 2013

Supplemental Agreement No. 5	March 3, 2014

Supplemental Agreement No. 6	June 6, 2014

Supplemental Agreement No. 7	May 26, 2015

Supplemental Agreement No. 8	June 12, 2015

Supplemental Agreement No. 9	January 20, 2016

Supplemental Agreement No. 10	February 8, 2016

P.A. 03874	TABLE OF CONTENTS, Page 3 of 3	SA-10
BOEING/UNITED AIRLINES PROPRIETARY

Table 1C To

Purchase Agreement No. PA-03784

Firm 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds		Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***		Airframe Escalation Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		$***	*

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
				*** ***	*** ***	*** ***	*** ***

***	***	***	$***	$***	$***	$***	$***
Total:	***

*	– At effective date of SA-10, ***

SA-10
UAL-PA-03784 83313-1F.TXT	BOEING / UNITED AIRLINES PROPRIETARY	Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A-2 to Purchase Agreement Number 3784

For the Firm 737-*** Aircraft

PA-3784	A-2	SA-10
	BOEING/UNITED AIRLINES PROPRIETARY	Page1

Exhibit A-2

737-*** AIRCRAFT CONFIGURATION

Dated May 26, 2015

relating to the Firm 737-*** Aircraft

The Detail Specification is Boeing document number ***, expected to be released on or before ***. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of *** to incorporate *** listed below, including ***. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such ***. The Aircraft Basic Price reflects and includes all effects of such ***, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

CR	Title	*** $ Price Per Firm 737-*** Aircraft
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

CR	Title	*** $ Price Per Firm 737-*** Aircraft
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***

PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

CR	Title	*** $ Price Per Firm 737-*** Aircraft
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***

PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

CR	Title	*** $ Price Per Firm 737-*** Aircraft
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
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***	***	***
***	***	***
***	***	***

PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

CR	Title	*** $ Price Per Firm 737-*** Aircraft
***	***	***
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PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

CR	Title	*** $ Price Per Firm 737-*** Aircraft
***	***	***
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***	TOTAL:	***

PA-3784	A-2	SA-10

BOEING/UNITED AIRLINES PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES (UAL)

Supplemental Exhibit BFE3

to Purchase Agreement Number PA 03784

Relating to Firm 737-*** Aircraft

UAL-PA-03784-BFE3	SA-10	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

Firm 737-*** Aircraft

This Supplemental Exhibit BFE3 contains supplier selection dates, on-dock dates and other requirements applicable to the Firm 737-*** Aircraft.

1.	Supplier Selection.

Customer has previously selected and notified Boeing of the suppliers and part numbers of its BFE items.

2.	On-dock Dates and Other Information.

On or before *** to *** of the Firm 737-*** Aircraft, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on dock dates for the Firm 737-*** Aircraft are set forth in Attachment A.

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

UAL-PA-03784-BFE3	SA-10	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A to Supplemental Exhibit BFE3 to Purchase Agreement Number PA 03784

***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***

Preliminary BFE On-Dock Dates for the Firm 737-*** Aircraft

UAL-PA-03784-BFE3	SA-10	Attachment A, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1600041

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – Firm 737-*** Aircraft, as defined in Supplemental Agreement No. 10 to the Purchase Agreement

Reference:	Purchase Agreement No. 3784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft

Ladies and Gentlemen:

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***.

1.1. Firm 737-***.

In consideration of Customer’s purchase of Firm 737-*** Aircraft, Boeing *** at the time of delivery of each Firm 737-*** Aircraft *** (Firm 737-*** Aircraft ***). The Firm 737-*** Aircraft *** is subject to the *** as *** the *** at *** of delivery. Such Firm 737-*** Aircraft *** may be used by *** for the *** Boeing *** or *** to the ***at the time of delivery of the applicable Aircraft. The Firm 737-*** may not, however, be used for the ***.

1.2. ***.

In consideration of Customer’s purchase of Firm 737-*** Aircraft, Boeing shall *** at the time of delivery of each Firm 737-*** Aircraft a ***. The *** amount is *** the *** at time of delivery. Such *** may be used by *** for the ***of Boeing *** and *** or ***to the balance due at the time of delivery of the applicable Aircraft. The *** may not, however, be used for the ***.

***

1.3. ***.

In consideration of Customer configuring and taking delivery of Firm 737-*** Aircraft with ***, Boeing will *** to Customer a *** at delivery of each Firm 737-*** Aircraft in the *** of the respective Firm 737-*** Aircraft delivery pursuant to the *** set forth in Supplemental Exhibit AE1 to the Purchase Agreement. Such *** may be used by Customer for the *** of Boeing *** at the time of delivery of the applicable Aircraft. ***.

UAL-PA-03784-LA-1600041	Page 1
Special Matters – Firm 737-*** Aircraft P.A. No. 3784, SA 10
BOEING / UNITED AIRLINES PROPRIETARY

1.4. Applicability of ***.

The *** described in this Letter Agreement will only apply to the Firm 737-*** Aircraft.

2.	*** Schedule.

Notwithstanding the *** of the Agreement, Customer ***.

3.	*** Rights.

3.1. Customer agrees that if there is *** under (i) the Purchase Agreement ***, then Boeing may, with *** calendar days written notice *** under the Purchase Agreement, ***.

3.2. In the event Boeing *** Customer will make all such *** payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account to the United States designated by Boeing.

3.3. For all purposes of this Article 3, including without limitation, notice, *** or any other application, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein shall constitute an election or waiver of any remedy of Boeing; all such remedies shall be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

3.4. Notwithstanding Article 3.1, Boeing ***.

4.	***.

4.1. *** Firm 737-*** Aircraft. Customer agrees *** on *** pursuant to Article 2 of this Letter Agreement ***.)

4.2. Delivery *** Impact on *** Calculations. If the delivery of any Aircraft is *** due to either an excusable or a non-excusable ***, then interest on the *** in respect of such Aircraft will not *** during the time period from *** Payment of *** that has *** prior to the start of the *** but remains unpaid will be paid on the normal quarterly *** payment schedule set forth in Article 3.1 of this Letter Agreement or on the delivery date of the Aircraft, whichever comes first.

4.3. Boeing ***. Boeing shall submit to Customer, not less than *** days prior to the end of each quarter, an invoice for *** during each such quarter. Customer’s

UAL-PA-03784-LA-1600041	Page 2
Special Matters – Firm 737-*** Aircraft P.A. No. 3784, SA 10
BOEING / UNITED AIRLINES PROPRIETARY

payment is due and payable to Boeing on the first business day of the following month. Boeing’s invoice will show *** during the quarter for each Aircraft for which *** have been ***. The invoice will also include *** on *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

5.	Assignment of ***.

Customer may not assign the *** described in this Letter Agreement without Boeing’s prior written consent ***.

6.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger
Its:	Attorney-in-Fact

UAL-PA-03784-LA-1600041	Page 3
Special Matters – Firm 737-*** Aircraft P.A. No. 3784, SA 10
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 8, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President - Finance and acting Chief Financial Officer

UAL-PA-03784-LA-1600041	Page 4
Special Matters – Firm 737-*** Aircraft P.A. No. 3784, SA 10
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A to Letter Agreement No. UAL-PA-03784-LA-1600041

*** Schedule For the Firm 737-*** Aircraft

***		***
***		***
***		***
***		***
***		***
***		***
***		***
***		***
***		***
	***	***

Attachment A to UAL-PA-03784-LA-1600041	Att. A, Page 1
Special Matters – Firm 737-*** Aircraft	P.A. No. 3784, SA-10
BOEING / UNITED AIRLINES PROPRIETARY